SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) July 23, 1996


                        FRONTEER FINANCIAL HOLDINGS, LTD.
          ----------------------------------------------------
         (Exact name of registrant as specified in its charter)



        Colorado                     0-17637                    45-0411501
 ---------------------------    -------------------          ------------------
(State or other jurisdiction   (Commission File No.)        (I.R.S. Employer
 of incorporation)                                           Identification No.)





1700 Lincoln Street, 32nd Floor, Denver, Colorado                 80203
- -------------------------------------------------                --------
   (Address of principal executive offices)                     (Zip Code)



        Registrant's telephone number including area code: (303) 860-1700


                                      - 1 -

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Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On July 23, 1996 (the "Closing Date"), RAF Financial Corporation ("RAF"), a wholly owned subsidiary of Fronteer Financial Holdings, Ltd. ("Fronteer"), closed the transfer of its securities brokerage clearing operation ("Clearing Operation") to a new firm, MultiSource Services, Inc. ("MSI"). The purchase price was $3.0 million plus the net book value of the financial assets of the Clearing Operation as of the Closing Date which totalled approximately $0.5 million. MSI paid $1.5 million of the purchase price in the form of a forgivable loan which will be forgiven in whole or in part based on MSI's revenues during the 28 months following the Closing Date. The sale price was the result of arms length negotiations between unrelated parties. Fronteer owns 20% of the outstanding common stock of MSI and Oppenheimer Funds, Inc. owns the remaining 80%. RAF has become a fully disclosed clearing correspondent of MSI.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial statements of business acquired.

          Not applicable

     (b)  Pro forma financial information.

               As of the filing date of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the pro forma financial information required by this Item 7(b). In accordance with Item 7(b) of Form 8-K, such pro forma financial information shall be filed by amendment to this Form 8-K no later than 60 days after August 7, 1996.

     (c)  Exhibits.

          Exhibit 10.l Agreement  for  Sale  and  Purchase  of  Certain  of  the
                       Business and Assets of RAF Financial Corporation dated January 29, 1996 by and among Fronteer Directory Company, Inc., RAF Financial Corporation and MultiSource Services, Inc.

          Exhibit 10.2 Stock  Subscription  Agreement dated January  29, 1996 by and among Fronteer Directory Company, Inc., Oppenheimer Funds, Inc. and MultiSource Services, Inc.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 7, 1996.


                                             FRONTEER FINANCIAL HOLDINGS, LTD.


                                             By: /s/ R. A. Fitzner, Jr.
                                                -------------------------------
                                                R. A. Fitzner, Jr.
                                                Chairman of the Board
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                                 EXHIBIT INDEX

Exhibit        Description                                              Page No.
- -------        -----------                                              -------

10.1 Agreement for Sale and Purchase of Certain of the Business and Assets of RAF Financial Corporation dated January 29, 1996 by and among Fronteer Directory Company, Inc., RAF Financial Corporation and MultiSource Services, Inc.

10.2           Stock  Subscription  Agreement  dated January
               29,  1996  by  and  among  Fronteer Directory
               Company,  Inc.,  Oppenheimer  Funds, Inc. and
               MultiSource Services, Inc.